united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 3/31

Date of reporting period: 3/31/15

Item 1. Reports to Stockholders.

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

March 31, 2015

Altegris Macro Strategy Fund

A Series of Northern Lights Fund Trust

Annual Report

Class A (MCRAX)
Class C (MCRCX)
Class I (MCRIX)
Class N (MCRNX)

ADVISED BY

SUB-ADVISED BY

PhaseCapital LP
200 Clarendon St
25th Floor
Boston, MA 02116

888.524.9441 www.altegris.com/mutualfunds

Altegris Macro Strategy Fund
Annual Letter to Shareholders for the 12-Month Period Ending March 31, 2015

Dear Investor:

Market and Performance Summary

Looking back at the last 12 months, the U.S. clearly pulled ahead of the pack and defined its own economic path, while the rest of the globe largely pursued more aggressive policy action to catch up – the U.S. Fed ended its latest QE program while the European Central Bank began its asset buying program along with cutting interest rates. Domestically, the U.S. dollar (USD) strengthened, which kept inflation in check as goods imported into the country were cheaper, unemployment dipped to 5.5% and consumer confidence rose for most of the period under review. While the health of corporate America appeared quite sound, the strong USD put a yellow light on U.S. economic growth as U.S. exports grew more expensive for overseas customers. The rapid retreat of oil prices – West Texas Intermediate (WTI) oil peaked well over $100/barrel in the summer, only to end at $48/barrel, added to some deflationary pressure. Global sovereign bond yields declined, predominantly due to slower economic growth outside of the U.S. The 10-year German Bund hit a low of 0.2%, but perhaps more interesting is that approximately one quarter of Eurozone debt was negatively yielding – meaning investors were paying rather than receiving income to hold these bonds. The Fund took advantage of divergence in central bank decision making by capitalizing on a number of these themes.

As shown in Figure 1, the Altegris Macro Strategy Fund’s Class A (at NAV), Class C, Class I and Class N shares returned 11.79%, 10.98%, 12.08% and 11.79%, respectively, for the 12 months ending March 31, 2015, while the BofA Merrill Lynch 3-Month T-Bill Index, Altegris 40 Index®, Barclay Global Macro Index, S&P 500 Total Return Index and MSCI World Index and returned 0.03%, 27.79%(estimated), 9.89%(estimated), 12.73% and 4.00%, respectively. The Fund’s net assets under management were approximately $88 million as of March 31, 2015.

Figure 1: Altegris Macro Strategy Fund Performance Review | April 1, 2014 – March 31, 2015

			Quarterly Returns
	1-Year	Since Inception*	Q1 2015	Q4 2014	Q3 2014	Q2 2014
Class A (NAV)	11.79%	-2.97%	4.33%	6.62%	1.39%	-0.88%
Class A (max load)**	5.32%	-4.45%	-1.66%	0.47%	-4.42%	-6.62%
Class C (NAV)	10.98%	-3.85%	4.07%	6.51%	1.16%	-1.02%
Class I (NAV)	12.08%	-2.71%	4.41%	6.68%	1.38%	-0.75%
Class N (NAV)	11.79%	-2.97%	4.33%	6.75%	1.27%	-0.88%
BofA Merrill Lynch
3-Month T-Bill Index	0.03%	0.06%	0.00%	0.00%	0.01%	0.01%
Altegris 40 Index®***	27.79%	3.10%	6.80%	9.40%	4.94%	4.23%
Barclay Global Macro Index***	9.89%	3.07%	4.31%	2.32%	1.62%	1.32%
S&P 500 Total Return Index	12.73%	14.99%	0.95%	4.93%	1.13%	5.23%
MSCI World Index	4.00%	7.16%	1.82%	0.66%	-2.58%	4.16%
1

*	The inception date of Class A, Class I and Class N is 06/01/11; the inception date of Class C is 10/20/11. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**	The maximum sales charge (load) for Class A is 5.75%. Class A share investors may be eligible for a reduction in sales charges.

***	Data for these indices report on a monthly basis. Figures shown since inception include the entire month of June, including trading on June, 1, 2011.

The total annual Fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.41% for Class A, 3.16% for Class C, 2.16% for Class I and 2.41% for Class N.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until February 29, 2016, to ensure that total annual Fund operating expenses after fee waiver and reimbursement will not exceed 1.94%, 2.69%, 1.69% and 1.94% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively, subject to possible recoupment in future years.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441. The referenced indices are shown for general market comparisons and are not meant to represent any particular investment.

Fund Overview

The Altegris Macro Strategy Fund is a diverse, actively managed mutual fund accessing what we believe is premier global macro managers. Managers predominantly use fundamental macroeconomic data with the goal of predicting and profiting from the impact of macroeconomic developments across global financial markets. The managers accessed by the Fund can be grouped into various sub-strategies, and at the conclusion of the period under review, the Fund’s exposures were as follows (see Figure 2).

Figure 2: Fund’s Exposure to Global Macro Managers

			3/31/2014	3/31/2015
Manager	Program	Sub-Strategy	Exposure	Exposure
Denali Asset Management	Denali Global Discretionary Program	Discretionary Multi-Asset Class	16.1%	34.3%
Willowbridge Associates	Global Discretionary Program	Discretionary Multi-Asset Class	16.1%	30.0%
300 North Capital	Global Macro Strategy	Discretionary Multi-Asset Class	13.8%	0.0%
QMS Capital Management	QMS Diversified Global Macro	Quantitative Multi-Asset Class	16.1%	21.4%
PhaseCapital	Phase II Strategy	Quantitative Multi-Asset Class	0.0%	14.3%
Civic Capital Advisors	Civic Capital Currency Strategy	Discretionary Foreign Exchange	16.1%	0.0%
Krom River Investment Management	Krom River Commodity Program	Discretionary Commodities	11.5%	0.0%
Brevan Howard	Brevan Howard EM Local Fixed Income Strategy	Discretionary EM Local Fixed Income	10.6%	0.0%
2

The Fund currently pursues its global macro strategy by investing up to 25% of its total assets in a wholly-owned subsidiary which in turn invests in global macro investments that access the managers listed above. Exposure to the PhaseCapital strategy may also be achieved by an investment made directly by the Fund, outside of the wholly-owned subsidiary. Exposure to the Brevan Howard strategy was achieved by an investment made directly by the Fund, outside of the wholly-owned subsidiary. These investments are selected with the aim of providing aggregate exposure to the global macro managers listed above, as if between 100% and 125% of the Fund’s net assets were invested in those managers and their strategies and programs.

Over the fiscal year, there were a number of allocation changes within the Fund with the aim of improving performance given a changing macro landscape. 300 North was originally added for its skill in trading stock index futures, with a goal of capitalizing on positive momentum in traditional equity markets – particularly in 2013. However, the manager’s performance was disappointing. We set a tight, predetermined stop loss on 300 North at their inception, and hit that stop in April 2014, at which point the manager’s allocation was removed from the Fund.

The Brevan Howard Emerging Markets Local Fixed Income Strategy was removed in November 2014, given the departure of its portfolio manager. Performance had also been below both Brevan Howard’s and our expectations. Krom River was removed in February 2015 as we were disappointed with performance given the directionality of the commodity markets in which the manager specializes. Civic Capital was removed at the same time, although not for performance but due to operational constraints. We look to re-access the manager should the opportunity arise.

Willowbridge Associates’ allocation was taken to zero in April 2014; however, this manager was re-accessed by the Fund in February 2015. Willowbridge’s discretionary global macro strategy which trades across equities, fixed income, currencies and commodities was reengaged to provide the diversified exposure when Krom and Civic were removed from the Fund.

3

In March 2015, PhaseCapital was added as a sub-advisor. PhaseCapital employs a risk-based tactical asset allocation strategy focused on allocating capital across the equity, fixed income and commodity markets. A key feature of PhaseCapital is the manager’s long to flat methodology that adjusts quickly based on sharp increases in market volatility, with the goal of providing alpha when fundamentally-based macro managers can struggle.

Drivers of Fund Performance

Sector Drivers: The Fund generated strong absolute returns over the 12-month period across multiple sectors, and finished with three consecutive quarters of positive performance as divergent central bank policy created ample opportunities. Long, longer-dated fixed income futures led gains in a big way as global bond yields continued to decline and as the Fund’s net exposure to the asset class increased considerably through late 2014. Continued strengthening of the U.S. dollar benefitted short non-U.S. dollar currency positions over the 12-month period. Short Swedish Krona, Japanese yen and Australian dollar positions were significant contributors to foreign exchange, which generated the second largest return for the Fund by asset class. Long stock index futures also generated strong returns. Particularly noteworthy were long positions in TOPIX and German DAX stock index futures which experienced strong rallies as the Bank of Japan and the ECB announced extensive quantitative easing programs. Commodities were the only asset class to post negative returns for the 12-month period, with losses predominantly in long precious metals and grains futures. While most managers with exposure to commodities had insignificant gains or losses at an aggregate level (due in large part to profitable short energy trades), it was commodity specialist Krom River that, unfortunately, inflicted the most damage – particularly long gasoline futures.

Figure 3: Performance by Sector | April 1, 2014 – March 31, 2015

4

Past performance is no guarantee of future results. The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation. Does not reflect global macro exposure obtained from the Brevan Howard allocation.

Manager Performance: QMS was the best performer for the 12-month period. The manager employs a systematic global macro strategy that trades across multiple asset classes with a focus on risk management. QMS’s value-add is through combining fundamental economic relationships with market-based signals. Their strategy has posted strong positive returns since August 2014, and gains for the period under review came from both long and short positions across all four major asset classes – led by long, longer-dated fixed income, short non-U.S. dollar currencies, long stock indices and short energy futures positions. Denali also performed well over the period, with the vast majority of gains in long, longer-dated global fixed income. Central bank policy divergence also created opportunities for foreign exchange specialist Civic, with modest gains coming from short global currencies versus the USD. Krom River detracted from Fund performance, as the manager was unable to capitalize on movements in the commodities markets – of particular frustration was their loss in the energy futures positions. Brevan Howard’s negative performance was driven primarily by general weakness of emerging market currencies versus the USD, while the impact of Willowbridge, 300 North, and Phase were de minimus.

Figure 4: Global Macro Performance by Manager | April 1, 2014 – March 31, 2015

Past performance is no guarantee of future results. The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

5

*	The Fund no longer had exposure to 300 North as of 4/16/2014, Willowbridge as of 4/30/2014, Brevan Howard as of 11/26/2014, Civic as of 2/18/2015 and Krom River as of 2/18/2015. Therefore performance is only shown through these dates.

**	The Fund regained exposure to Willowbridge as of 2/18/2015 and gained exposure to PhaseCapital as of 3/3/2015. Therefore, their respective attribution to performance is as of those dates.

Outlook

When we speak to clients and advisors about markets today, we inevitably begin with a discussion about the macro landscape. In the United States, monetary stimulus dominated post-credit crisis market dynamics until mid-2014. In retrospect, an investor with 100% of his or her portfolio in equities likely had the highest return profile post 2008, perhaps even with the lowest level of fees. Whether that is sound investment decision making or not is one thing, but one could argue that there simply was not the need for diversification as the Fed pumped money into the U.S. economy year after year. That was then.

Once QE ended and markets began to reflect that a rise in the U.S. fed funds rate was indeed coming, the directionality of traditional equity and fixed income began to change. Nary has an investor said to us lately that U.S. stock and fixed income markets should perform just as they have historically. In fact, returns have not been representative of the past. They have been modest and volatile in traditional markets. We expect the markets to behave similarly for much of the next year, or at least until there is some more clarity around just how high and how fast interest rates will move. Geopolitical and other tail risks could lead to even more market volatility — a potential positive for this Fund. This is because exposure to this Fund provides a unique opportunity to capture diverse market outcomes, allowing investors to seek returns that are not dependent on traditional market directionality. In fact, we believe the environment is one where skilled macro managers thrive — where there are opportunities across the investment landscape, both long and short, to capitalize upon in a time of increasing uncertainty.

We thank you for investing in the Altegris Macro Strategy Fund, and look forward to enhancing our partnership with you.

Sincerely,

Matt Osborne	Robert J. Murphy, CFA, FRM, CAIA	Eric Bundonis, CFA
Managing Director	Deputy Chief Investment Officer	Director of Research and Sourcing
Portfolio Manager	Portfolio Manager	Portfolio Manager

INDEX DEFINITIONS

Altegris 40 Index® tracks the performance of the 40 leading managed futures programs, by ending monthly equity (assets) for the previous month, as reported to Altegris. The Altegris 40 Index represents the dollar-weighted average performance of those 40 programs. The Index started in July 2000; data is available back to 1990.

6

Barclay Global Macro Index tracks the performance of ~175 global macro programs, by ending monthly values, net of fees, as reported to Barclay Hedge.

BofA Merrill Lynch 3 month T-Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

MSCI World Index is a free-float adjusted market capitalization weighted index that measures equity market performance of 24 developed market country indices.

S&P 500 Total Return Index is the total return version of S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

GLOSSARY

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

1192-NLD-5/14/2015

7

Altegris Macro Strategy Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2015

The Fund’s performance figures* for the year ended March 31, 2015, compared to its benchmark:

			Annualized	Annualized
			Since Inception	Since Inception
	One Year	Three Years	June 1, 2011	October 20, 2011
Altegris Macro Strategy Fund - Class A	11.79%	(2.32)%	(2.97)%	N/A
Altegris Macro Strategy Fund - Class A with load **	5.32%	(4.22)%	(4.45)%	N/A
Altegris Macro Strategy Fund - Class C	10.98%	(3.03)%	N/A	(3.85)%
Altegris Macro Strategy Fund - Class I	12.08%	(2.06)%	(2.71)%	N/A
Altegris Macro Strategy Fund - Class N	11.79%	(2.29)%	(2.97)%	N/A
Bank of America Merrill Lynch 3-Month Treasury Bill Index ***	0.03%	0.07%	0.06%	0.06%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expense ratios, gross of fee waivers or expense reimbursements, are 2.41%, 3.16%, 2.16% and 2.41% for Class A, Class C, Class I and Class N shares, respectively, per the Fund’s prospectus dated February 20, 2015. Class A shares are subject to a maximum sales charge on purchases of 5.75% and Class A and C shares are subject to a contingent deferred sales charge of 1.00% on certain redemptions. For performance information current to the most recent month-end, please call 1-888-524-9441.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | June 1, 2011 – March 31, 2015
Past performance is not necessary indicative of future results.

****	Initial investment has been adjusted for the maximum sales charge of 5.75%.

Holdings by type of investment as of March 31, 2015	% of Net Assets
Bonds & Notes	17.6%
Exchange Traded Funds	17.4%
Discount Agency Notes	11.0%
Commercial Paper	6.8%
Certificates of Deposit	5.7%
Structured Note	4.7%
Unaffiliated Trading Companies	2.9%
Other, Assets Less Liabilities	33.9%
100.0%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

8

Altegris Macro Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2015

Shares		Value
	INVESTMENTS - 66.1%
	EXCHANGE TRADED FUNDS - 17.4%
	DEBT FUNDS - 10.9%
1,600	iShares 20+ Year Treasury Bond ETF	$209,104
1,200	iShares 3-7 Year Treasury Bond ETF	149,004
7,093	iShares 7-10 Year Treasury Bond ETF	768,810
30,900	iShares iBoxx $ High Yield Corporate Bond ETF	2,799,849
46,100	iShares iBoxx $ Investment Grade Corporate Bond ETF	5,610,831
444	iShares TIPS Bond ETF	50,434
		9,588,032
	COMMODITY FUND - 1.0%
53,038	PowerShares DB Commodity Index Tracking Fund	905,359

	EQUITY FUNDS - 5.5%
15,300	Consumer Discretionary Select Sector SPDR Fund	1,149,489
31,900	Consumer Staples Select Sector SPDR Fund	1,554,806
7,000	Energy Select Sector SPDR Fund	543,060
15,200	Financial Select Sector SPDR Fund	366,472
1,500	Materials Select Sector SPDR Fund	73,170
21,700	Technology Select Sector SPDR Fund	899,248
4,900	Utilities Select Sector SPDR Fund	217,707
		4,803,952

	TOTAL EXCHANGE TRADED FUNDS (Cost - $15,317,102)	15,297,343

	UNAFFILIATED TRADING COMPANIES ^ - 2.9%
7,768	Denali Global Discretionary Program Class Denali (a)	1,143,928
673	Krom River Commodity Program Class Krom (a)	310,915
10,134	Willowbridge Class (a)	1,068,526
	TOTAL UNAFFILIATED TRADING COMPANIES (Cost - $2,397,210)	2,523,369

Principal
Amount ($)		Maturity
	STRUCTURED NOTE - 4.7%
26,000	Barclays Bank PLC Linked Note (a) * ^ (Cost - $2,600,000)	1/28/2016	4,140,526

		Yield (b)
	LONG-TERM BONDS & NOTES - 5.6%
2,750,000	Federal Home Loan Bank	0.2000%	8/19/2015	2,750,124
2,200,000	Federal Home Loan Bank	0.1250	12/8/2015	2,197,624
	TOTAL LONG-TERM BONDS & NOTES (Cost - $4,947,485)			4,947,748

	SHORT-TERM INVESTMENTS - 35.5%
	BONDS & NOTES - 12.0%
1,450,000	Federal Home Loan Bank	0.2000	9/14/2015	1,449,997
1,000,000	Federal Home Loan Bank	0.2000	9/18/2015	999,964
1,450,000	Federal Home Loan Bank	0.2000	9/25/2015	1,451,375
1,650,000	Federal National Mortgage Corp. (c)	2.3750	7/28/2015	1,661,913
2,500,000	Freddie Mac AO17 (c)	0.5000	4/17/2015	2,500,470
2,500,000	Freddie Mac FA28 (c)	0.5000	8/18/2015	2,503,398
	TOTAL BONDS & NOTES (Cost - $10,581,680)			10,567,117

	CERTIFICATES OF DEPOSIT - 5.7%
750,000	Shizuoka Bank	0.1600	4/2/2015	750,000
1,100,000	Sumitomo Mitsui Banking Corp.	0.1700	4/24/2015	1,100,000
1,100,000	Sumitomo Mitsui Trust Bank Ltd.	0.1700	4/24/2015	1,100,000
1,100,000	The Chiba Bank Ltd.	0.1900	4/29/2015	1,100,000
1,000,000	Toronto-Dominion Bank	0.1250	4/13/2015	1,000,017
	TOTAL CERTIFICATES OF DEPOSIT (Cost - $5,050,017)			5,050,017

See accompanying notes to consolidated financial statements.

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Altegris Macro Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2015

Principal
Amount ($)		Yield (b)	Maturity	Value
	COMMERCIAL PAPER - 6.8%
750,000	DCAT LLC	0.2250%	4/8/2015	$749,963
1,100,000	Gotham Funding (d)	0.1600	4/23/2015	1,099,886
500,000	Liberty Street Funding (d)	0.1600	4/24/2015	499,958
1,100,000	PACCAR Financial Corp.	0.1330	4/24/2015	1,099,937
1,450,000	Toyota Motor Credit Corp.	0.0580	4/8/2015	1,449,972
1,100,000	Working Capital Management Co., LP (d)	0.1410	4/10/2015	1,099,953
	TOTAL COMMERCIAL PAPER (Cost - $5,999,669)			5,999,669

	DISCOUNT AGENCY NOTES - 11.0%
6,125,000	Federal Farm Credit Discount Note	0.0000	4/1/2015	6,125,000
1,800,000	Federal Home Loan Bank Discount Note	0.0320	4/8/2015	1,799,982
1,800,000	Federal Home Loan Bank Discount Note	0.0330	4/10/2015	1,799,977
	TOTAL DISCOUNT AGENCY NOTES (Cost - $9,724,959)			9,724,959

	TOTAL SHORT-TERM INVESTMENTS - (Cost - $31,356,325)			31,341,762

	TOTAL INVESTMENTS - 66.1%(Cost - $56,618,122) (e)			$58,250,748
	OTHER ASSETS LESS LIABILITIES - 33.9%			29,831,426
	NET ASSETS - 100.0%			$88,082,174

CME	Chicago Mercantile Exchange

ETF	Exchange Traded Fund

ICE	Intercontinental Futures Exchange

^	Global Macro Strategies Ltd.

*	Non-Income producing.

(a)	All or a portion of these investments are a holding of the AGMS Fund Limited.

(b)	Represents annualized yield at date of purchase for discount securities and coupon for coupon based securities.

(c)	Issuers operate under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and Federal Home Loan Mortgage Corp. currently operate under a federal conservatorship.

(d)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At March 31, 2015, these securities amounted to $2,699,797 or 3.1% of net assets.

(e)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $64,896,419 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$7,190,247
Unrealized Depreciation:	(171,772)
Net Unrealized Depreciation:	$7,018,475

FUTURES CONTRACT

OPEN LONG FUTURES CONTRACT

				Notional Value at	Unrealized Appreciation
Contracts	Issue	Exchange	Expiration	March 31, 2015	(Depreciation)
38	Russell Mini Future	ICE	June-15	$4,745,820	$30,377
49	S&P 500 E-mini	CME	June-15	5,048,960	(14,225)
	TOTAL UNREALIZED APPRECIATION ON LONG FUTURES CONTRACTS				16,152

OPEN TOTAL RETURN SWAP CONTRACTS (a)

	Notional		Termination
Reference Entity	Amount	Interest Rate	Date	Counterparty	Unrealized Depreciation
Barclays Bank PLC SWAP	$13,174,451	LIBOR+1.75%	11/9/2016	Barclays Capital Inc	$(244,587)

See accompanying notes to consolidated financial statements.

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Altegris Macro Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2015

ASSETS
Investment securities:
At cost	$56,618,122
At value	$58,250,748
Segregated cash at broker	13,485,674
Cash	18,293,309
Receivable for securities sold	1,334,332
Receivable for Fund shares sold	44,460
Unrealized appreciation on futures contracts	30,377
Interest receivable	15,390
Prepaid expenses and other assets	45,509
TOTAL ASSETS	91,499,799

LIABILITIES
Payable for investments purchased	2,781,810
Unrealized depreciation on swap contracts	244,587
Payable for Fund shares repurchased	169,451
Investment advisory fees payable	103,202
Unrealized depreciation on futures contracts	14,225
Distribution (12b-1) fees payable	12,140
Accrued expenses and other liabilities	92,210
TOTAL LIABILITIES	3,417,625
NET ASSETS	$88,082,174

Net Assets Consist Of:
Paid in capital	$79,443,804
Accumulated net investment income	8,178,681
Accumulated net realized loss from investments	(944,502)
Net unrealized appreciation of investments	1,404,191
NET ASSETS	$88,082,174

Net Asset Value Per Share:
Class A Shares:
Net Assets	$5,049,708
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	566,723
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)(b)	$8.91
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$9.45
Class C Shares :
Net Assets	$2,397,665
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	275,905
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$8.69
Class I Shares:
Net Assets	$50,963,078
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	5,662,972
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$9.00
Class N Shares:
Net Assets	$29,671,723
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,331,574
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$8.91

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within 18 months of purchase in the amount of the commissions paid on the shares redeemed.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to consolidated financial statements.

11

Altegris Macro Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2015

INVESTMENT INCOME
Interest	$90,448
Dividends	18,437
TOTAL INVESTMENT INCOME	108,885

EXPENSES
Investment Advisory fees	1,741,236
Distribution (12b-1) fees:
Class A	16,223
Class C	23,737
Class N	80,745
Non 12b-1 shareholder servicing fees	105,647
Professional fees	66,816
Registration fees	64,486
Administrative services fees	57,710
Transfer agent fees	54,460
Printing and postage expenses	38,996
Custodian fees	23,918
Accounting services fees	20,960
Compliance officer fees	20,262
Trustees fees and expenses	15,933
Insurance expense	7,744
Overdraft expense	522
Other expenses	1,942
TOTAL EXPENSES	2,341,337
Less: Fees waived by the Advisor	(260,180)
NET EXPENSES	2,081,157

NET INVESTMENT LOSS	(1,972,272)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	2,255,329
Swaps	7,775,652
Futures contracts	(60,916)
Net Realized Gain on investments	9,970,065

Net change in unrealized appreciation (depreciation) on:
Investments	3,655,477
Swaps	562,319
Futures contracts	16,152
Net Change in Unrealized Appreciation on investments	4,233,948

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	14,204,013

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,231,741

See accompanying notes to consolidated financial statements.

12

Altegris Macro Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31, 2015	March 31, 2014
FROM OPERATIONS
Net investment loss	$(1,972,272)	$(4,377,038)
Net realized gain (loss) on investments	9,970,065	(17,692,654)
Net change in unrealized appreciation on investments	4,233,948	788,895
Net increase (decrease) in net assets resulting from operations	12,231,741	(21,280,797)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,034,761	5,349,241
Class C	340,946	589,156
Class I	31,015,104	66,425,266
Class N	5,574,723	19,748,413
Redemption fee proceeds:
Class A	1,320	278
Class C	596	47
Class I	13,559	1,488
Class N	7,390	1,029
Payments for shares redeemed:
Class A	(6,241,583)	(37,487,658)
Class C	(1,069,904)	(2,303,199)
Class I	(84,174,311)	(128,026,100)
Class N	(20,705,842)	(87,810,600)
Net decrease from shares of beneficial interest transactions	(74,203,241)	(163,512,639)

NET DECREASE IN NET ASSETS	(61,971,500)	(184,793,436)

NET ASSETS
Beginning of Year	150,053,674	334,847,110
End of Year *	$88,082,174	$150,053,674
* Includes accumulated net investment loss of:	$8,178,681	$(1,086,672)

SHARE ACTIVITY
Class A:
Shares Sold	126,496	634,580
Shares Redeemed	(776,021)	(4,479,677)
Net decrease in shares of beneficial interest outstanding	(649,525)	(3,845,097)

Class C:
Shares Sold	40,543	71,068
Shares Redeemed	(135,063)	(282,129)
Net decrease in shares of beneficial interest outstanding	(94,520)	(211,061)

Class I:
Shares Sold	3,762,675	7,888,943
Shares Redeemed	(10,055,193)	(15,263,653)
Net decrease in shares of beneficial interest outstanding	(6,292,518)	(7,374,710)

Class N:
Shares Sold	672,102	2,367,687
Shares Redeemed	(2,543,590)	(10,602,525)
Net decrease in shares of beneficial interest outstanding	(1,871,488)	(8,234,838)

See accompanying notes to consolidated financial statements.

13

Altegris Macro Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class A (1)

	Year Ended		Year Ended		Year Ended		Period Ended
	March 31, 2015		March 31, 2014		March 28, 2013		March 31, 2012
Net asset value, beginning of year/period	$7.97		$8.70		$9.55		$10.00

Income (loss) from investment operations: (2)
Net investment loss	(0.15)		(0.16)		(0.25)		(0.36)
Net realized and unrealized gain (loss) on investments	1.09		(0.57)		(0.60)		(0.09)
Total from investment operations	0.94		(0.73)		(0.85)		(0.45)

Redemption fees collected (3)	0.00		0.00		0.00		0.00

Net asset value, end of year/period	$8.91		$7.97		$8.70		$9.55

Total return (4)	11.79%		(8.39)%		(8.90	)% (6)	(4.50	)% (5,6)

Net assets, at end of year/period (000s)	$5,050		$9,695		$44,037		$62,656

Ratios :
Ratio of gross expenses to average net assets (7,9)	2.17	% (12)	2.08	% (12)	2.92	% (12)	4.75	% (8)
Ratio of net expenses to average net assets (10)	1.94	% (12)	1.95	% (12)	2.82	% (12)	4.54	% (8)
Ratio of net investment loss to average net assets (11)	(1.85	)% (12)	(1.89	)% (12)	(2.68	)% (12)	(4.43	)% (8)

Portfolio Turnover Rate	349%		178%		79%		0	% (5)

(1)	Class A Shares commenced operations on June 1, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Annualized for periods less than one full year.

(9)	Ratio of gross expenses to average net assets excluding the expenses and income of AGMS Fund Limited: (7)	2.17	% (12)	2.08	% (12)	2.04	% (12)	2.16	% (8)

(10)	Ratio of net expenses to average net assets excluding the expenses and income of AGMS Fund Limited:	1.94	% (12)	1.95	% (12)	1.95	% (12)	1.95	% (8)

(11)	Ratio of net investment loss to average net assets excluding the expenses and income of AGMS Fund Limited:	(1.85	)% (12)	(1.89	)% (12)	(1.83	)% (12)	(1.84	)% (8)

(12)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

14

Altegris Macro Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class C (1)

	Year Ended		Year Ended		Year Ended		Period Ended
	March 31, 2015		March 31, 2014		March 28, 2013		March 31, 2012
Net asset value, beginning of year/period	$7.83		$8.61		$9.53		$9.95

Income (loss) from investment operations: (2)
Net investment loss	(0.21)		(0.22)		(0.31)		(0.22)
Net realized and unrealized loss on investments	1.07		(0.56)		(0.61)		(0.20)
Total from investment operations	0.86		(0.78)		(0.92)		(0.42)

Redemption fees collected (3)	0.00		0.00		0.00		0.00

Net asset value, end of year/period	$8.69		$7.83		$8.61		$9.53

Total return (4)	10.98%		(9.06)%		(9.65)%		(4.22	)% (5)

Net assets, at end of year/period (000s)	$2,398		$2,902		$5,009		$2,735

Ratios :
Ratio of gross expenses to average net assets (6,8)	2.92	% (11)	2.83	% (11)	3.67	% (11)	5.50	% (7)
Ratio of net expenses to average net assets (9)	2.69	% (11)	2.70	% (11)	3.57	% (11)	5.29	% (7)
Ratio of net investment loss to average net assets (10)	(2.60	)% (11)	(2.64	)% (11)	(3.43	)% (11)	(5.17	)% (7)

Portfolio Turnover Rate	349%		178%		79%		0	% (5)

(1) Class C Shares commenced operations on October 20, 2011.

(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3) Represents less than $0.01 per share.

(4) Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5) Not annualized.

(6) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7) Annualized for periods less than one full year.

(8) Ratio of gross expenses to average net assets excluding the expenses and income of AGMS Fund Limited: (6)	2.92	% (11)	2.83	% (11)	2.79	% (11)	2.91	% (7)

(9) Ratio of net expenses to average net assets excluding the expenses and income of AGMS Fund Limited:	2.69	% (11)	2.70	% (11)	2.70	% (11)	2.70	% (7)

(10) Ratio of net investment loss to average net assets excluding the expenses and income of AGMS Fund Limited:	(2.60	)% (11)	(2.64	)% (11)	(2.58	)% (11)	(2.59	)% (7)

(11) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

15

Altegris Macro Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class I (1)

	Year Ended		Year Ended		Year Ended		Period Ended
	March 31, 2015		March 31, 2014		March 28, 2013		March 31, 2012
Net asset value, beginning of year/period	$8.03		$8.74		$9.57		$10.00
Income (loss) from investment operations: (2)
Net investment loss	(0.13)		(0.14)		(0.23)		(0.34)
Net realized and unrealized loss on investments	1.10		(0.57)		(0.60)		(0.09)
Total from investment operations	0.97		(0.71)		(0.83)		(0.43)

Redemption fees collected (3)	0.00		0.00		0.00		0.00
Net asset value, end of year/period	$9.00		$8.03		$8.74		$9.57
Total return (4) (5)	12.08%		(8.12)%		(8.67	)% (5)	(4.30	)% (5,6)
Net assets, at end of year/period (000s)	$50,963		$96,003		$168,971		$167,290

Ratios including the expenses and income of AGMS Fund Limited:
Ratio of gross expenses to average net assets (7,9)	1.92	% (12)	1.83	% (12)	2.67	% (12)	4.50	% (8)
Ratio of net expenses to average net assets (10)	1.69	% (12)	1.70	% (12)	2.57	% (12)	4.29	% (8)
Ratio of net investment loss to average net assets (11)	(1.60	)% (12)	(1.64	)% (12)	(2.43	)% (12)	(4.19	)% (8)

Portfolio Turnover Rate	349%		178%		79%		0	% (6)

(1) Class I shares commenced operations on June 1, 2011.

(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3) Represents less than $0.01 per share.

(4) Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5) Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6) Not annualized.

(7) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8) Annualized for periods less than one full year.

(9) Ratio of gross expenses to average net assets excluding the expenses and income of AGMS Fund Limited: (7)	1.92	% (12)	1.83%		1.79	% (12)	1.91	% (8)

(10) Ratio of net expenses to average net assets excluding the expenses and income of AGMS Fund Limited:	1.69	% (12)	1.70%		1.70	% (12)	1.70	% (8)

(11) Ratio of net investment loss to average net assets excluding the expenses and income of AGMS Fund Limited:	(1.60	)% (12)	(1.64)%		(1.58	)% (12)	(1.60	)% (8)

(12) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

16

Altegris Macro Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class N (1)

	Year Ended		Year Ended		Year Ended		Period Ended
	March 31, 2015		March 31, 2014		March 28, 2013		March 31, 2012
Net asset value, beginning of year/period	$7.97		$8.69		$9.55		$10.00

Income (loss) from investment operations: (2)
Net investment loss	(0.15)		(0.16)		(0.25)		(0.36)
Net realized and unrealized loss on investments	1.09		(0.56)		(0.61)		(0.09)
Total from investment operations	0.94		(0.72)		(0.86)		(0.45)

Redemption fees collected (3)	0.00		0.00		0.00		0.00

Net asset value, end of year/period	$8.91		$7.97		$8.69		$9.55

Total return (4)	11.79%		(8.29)%		(9.01)%		(4.50	)% (5)

Net assets, at end of year/period (000s)	$29,672		$41,454		$116,830		$97,095

Ratios including the expenses and income of AGMS Fund Limited:
Ratio of gross expenses to average net assets (6,8)	2.17	% (11)	2.08	% (11)	2.92	% (11)	4.75	% (7)
Ratio of net expenses to average net assets (6,9)	1.94	% (11)	1.95	% (11)	2.82	% (11)	4.54	% (7)
Ratio of net investment loss to average net assets (6,10)	(1.85	)% (11)	(1.89	)% (11)	(2.68	)% (11)	(4.44	)% (7)

Portfolio Turnover Rate	349%		178%		79%		0	% (5)

(1) Class N shares commenced operations on June 1, 2011.

(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3) Represents less than $0.01 per share.

(4) Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5) Not annualized.

(6) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7) Annualized for periods less than one full year.

(8) Ratio of gross expenses to average net assets excluding the expenses and income of AGMS Fund Limited: (6)	2.17	% (11)	2.08	% (11)	2.04	% (11)	2.16	% (7)

(9) Ratio of net expenses to average net assets excluding the expenses and income of AGMS Fund Limited:	1.94	% (11)	1.95	% (11)	1.95	% (11)	1.95	% (7)

(10) Ratio of net investment loss to average net assets excluding the expenses and income of AGMS Fund Limited:	(1.85	)% (11)	(1.89	)% (11)	(1.83	)% (11)	(1.86	)% (7)

(11) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

17

Altegris Macro Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2015

1.	ORGANIZATION AND CONSOLIDATION OF SUBSIDIARY

The Altegris Macro Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek absolute returns. The Fund seeks to achieve its investment objective by allocating its assets between global macro strategies and a fixed income strategy. The Fund commenced operations on June 1, 2011.

The Fund offers Class A, Class C, Class I and Class N shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C and N shares of the Fund are offered at their net asset value (“NAV”) without an initial sales charge. Class C shares may be subject to a CDSC on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid on the shares redeemed. Class I shares of the Fund are offered at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. All classes are subject to a 1% redemption fee on redemptions made with 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include AGMS Fund Limited (“AGMS”) a wholly-owned and controlled subsidiary, in which the Fund may invest up to 25% of its total net assets. All inter-company accounts and transactions have been eliminated in consolidation.

A summary of the Fund’s investment in AGMS is as follows:

	Inception Date of	AGMS Net Assets at	% of Fund Net Assets at
	AGMS	March 31, 2015	March 31, 2015
AGMS	4/13/2011	20,327,929	23.08%

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt

18

Altegris Macro Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

AGMS gains exposure to the global derivatives markets through investment in the unaffiliated trading companies of Global Macro Strategy Limited (“GMSL”). GMSL is an exempted company under the Companies Law of the Cayman Islands created on April 6, 2011. GMSL uses one or more proprietary global macro trading programs (“global macro programs”), which are often labeled “managed futures” programs in one or more private investment vehicles or commodity pools (“unaffiliated trading companies”) advised by one or more commodity trading advisors (“CTA”). Global macro programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments. AGMS may redeem its shares in GMSL on a biweekly basis.

Altegris Advisors, LLC (the “Advisor”) fair values the investments in GMSL daily based on the underlying CTA’s current position information on a next-trading day basis. The Advisor applies current day pricing to the CTA positions calculating an estimated profit and loss which is then used to determine a daily fair value NAV for each CTA. The Advisor receives a daily CTA estimated profit and loss figure from the CTA which is compared to the Advisor’s estimated profit and loss. If the difference of these estimates exceeds the Advisor’s threshold, additional procedures are conducted by the Advisor which may include, but are not limited to reviewing current prices and speaking with the CTA. The Advisor then makes a final determination on the fair value NAV for each CTA, using either the Advisor’s estimate or the CTA’s estimate. The Advisor’s prior day fair value NAV is reviewed daily and reviewed by the Fund’s fair valuation committee on a regular basis. For financial reporting purposes, at March 31, 2015 the NAV is calculated using the current market values of the CTAs total assets as of the close of the regular trading session of the exchange or the close price at 4 pm eastern time.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration

19

Altegris Macro Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Swap Agreements – The Fund is subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Fund may hold fixed-rate bonds, the value of which may decrease if interest rates rise and equities subject to equity price risk. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular, pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

Futures Contracts – The Fund is subject to commodity risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Structured Notes – Structured notes are marked to market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with the Fund’s valuation policies. This valuation is a function of the valuation of the referenced assets, adjusted for any accruals and financing charges. The change in note value, if any, is recorded as unrealized gain or loss. Payments received or made upon note redemption or maturity are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Purchasing such structured notes involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the issuer may default on its obligation to perform (possibly leading to a loss of principal) or disagree as to the meaning of contractual terms in the note documents, and that the return of the reference asset less the floating and/or fixed rate may be below expectations.

20

Altegris Macro Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

Fair Value – The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2015 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments *
Exchange Traded Funds	$15,297,343	$—	$—	$15,297,343
Unaffiliated Trading Companies	—	2,523,369	—	2,523,369
Structured Note	—	4,140,526	—	4,140,526
Bonds & Notes	—	15,514,865	—	15,514,865
Certificates of Deposit	—	5,050,017	—	5,050,017
Commercial Paper	—	5,999,669	—	5,999,669
Discount Agency Notes	—	9,724,959	—	9,724,959
Total Investments	$15,297,343	$42,953,405	$—	$58,250,748
Derivatives
Futures Contracts	30,377	—	—	30,377
Total Assets:	$15,327,720	$42,953,405	$—	$58,281,125

Liabilities - Derivatives
Swaps	$—	$(244,587)	$—	$(244,587)
Futures	(14,225)	—	—	(14,225)
Derivative Total	$(14,225)	$(244,587)	$—	$(258,812)

The Fund did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 and Level 2 during the current year presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the beginning of the reporting period.

*	Refer to the Consolidated Portfolio of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

21

Altegris Macro Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid at least annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for all open tax years (2012-2014) or expected to be taken in the Fund’s 2015 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, AGMS is an exempted Cayman investment company. AGMS has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, AGMS is a Controlled Foreign Corporation (“CFC”) and as such is not subject to U.S. income tax.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

22

Altegris Macro Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended March 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $63,866,335 and $72,990,744, respectively. For the year ended March 31, 2015, cost of purchases and proceeds from sales of U.S. Government securities, other than short-term investments, amounted to $8,156,778 and $12,425,136, respectively.

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the unrealized on swap contracts. During the year ended March 31, 2015, the Fund was not subject to any master netting arrangements.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2015:

Derivative Investment Type	Location on the Statement of Assets and Liabilities
Total Return Swaps	Unrealized depreciation on swap contracts
Future Contracts	Unrealized appreciation (depreciation) on future contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of March 31, 2015:

Asset Derivatives Investment Value
Derivative Investment Type
Future Contracts	$30,377

Liability Derivatives Investment Value
Derivative Investment Type
Total Return Swaps	$244,587
Future Contracts	14,225
$258,812

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended March 31, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivative
Swaps	Net realized gain (loss) on swaps
Net change unrealized appreciation (depreciation) on swaps
Future Contracts	Net realized gain (loss) from future contracts
Net change unrealized appreciation (depreciation) on future contracts

23

Altegris Macro Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended March 31, 2015:

Realized gain (loss) on derivatives recognized in the Statement of Operations
		Total for the
		Year Ended
Derivative Investment Type	Equity Risk	March 31, 2015
Swaps	$7,775,652	$7,775,652
Future Contracts	(60,916)	(60,916)
	$7,714,736	$7,714,736

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statement of Operations
		Total for the
		Year Ended
Derivative Investment Type	Equity Risk	March 31, 2015
Swaps	$562,319	$562,319
Future Contracts	16,152	16,152
	$578,471	$578,471

The notional value of the derivative instruments outstanding as of March 31, 2015 as disclosed in the Consolidated Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the consolidated financial statements.

Associated Risks:

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the consolidated portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Counterparty Risk: The Fund invests in derivative instruments issued for the Fund by Barclays Bank PLC (“Barclays”), a Barclays Product (“Product”). If Barclays becomes insolvent, Barclays may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Barclays’ financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid.

24

Altegris Macro Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

As a result the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

Currency Risk: The Fund invests in financial instruments and enters into transactions that are denominated in currencies other than its functional currency. Consequently, the Fund is exposed to risks that the exchange rate of its currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the Fund’s assets or liabilities denominated in currencies other than the USD. The Fund’s currency risk is managed on an ongoing basis by the various CTAs in accordance with policies and procedures in place and may consider hedging significant foreign currency exposure should the need arises.

4.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

Altegris Advisors LLC serves as the Fund’s investment advisor. The Advisor delegates management of the Fund’s y portfolio to J.P. Morgan Investment Management, Inc. and Phase Capital LP, who each serve as a sub-advisor to the Fund (the “Sub-Advisors”).

Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the following annual rates: 1.50% on the first $1 billion, 1.40% on net assets greater than $1 billion and less than or equal to $1.5 billion, 1.30% on net assets greater than $1.5 billion and less than or equal to $2 billion, 1.20% on net assets greater than $2 billion and less than or equal to $2.5 billion, 1.10% on net assets greater than $2.5 billion and less than or equal to $3 billion and 1.00% on net assets greater than $3 billion. Pursuant to a sub-advisory agreement between the Advisor and each Sub-Advisor, the Sub-Advisor is entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the Fund’s average daily net assets delegated to that Sub-Advisor. The Sub-Advisors are paid by the Advisor, not the Fund. For the year ended March 31, 2015, the Advisor earned $1,741,236 in advisory fees, of which $103,202 remained payable at year end.

Pursuant to a written agreement (the “Waiver Agreement”) the Advisor has contractually agreed to reduce its fees and to reimburse expenses, at least until February 29, 2016, to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fess and expenses); borrowing costs (such as interest and dividend expenses on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses such as litigation) will not exceed 1.94%, 2.69%, 1.69% and 1.94% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively (the “expense limitation”). The Board may terminate this expense reimbursement arrangement at any time upon 60 days’ notice to the Advisor. During the year ended March 31, 2015, the advisor waived $260,180 under the waiver agreement.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. Cumulative expenses subject to recapture pursuant to the aforementioned conditions will expire March 31, of the following years:

2016	$349,782
2017	314,040
2018	260,180
$924,002
25

Altegris Macro Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

The Board has adopted the Trust’s master Distribution Plans and Agreements (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to Class A and Class N shares and at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”); to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended March 31, 2015, pursuant to the Plans, Class A, Class C and Class N shares paid $16,223, $23,737 and $80,745, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, Class I and Class N shares. During the year ended March 31, 2015, the Distributor received $1,234 and $3,499 in underwriting commissions for sales of Class A and Class C shares, of which $205 and $90, respectively, was retained by the principal underwriter or other affiliated broker-dealers.

The Fund is part of a series of Altegris Mutual Funds or mutual fund Family (“Family”) comprised of the Fund, Altegris Managed Futures Strategy Fund, Altegris Futures Evolution Strategy Fund, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund, Altegris Multi Strategy Alternative Fund and Altegris/AACA Real Estate Long Short Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each fund. Pursuant to separate servicing agreements with GFS, the funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Family. GFS provides a Principal Executive Officer and a Principal Financial Officer to each Fund.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year ended March 31, 2015, Class A, Class C, Class I and Class N shares, assessed redemption fees in the amounts of $1,320, $596, $13,559 and $7,390, respectively.

6.	TAX COMPONENTS OF CAPITAL

As of March 31, 2015, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	Loss and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$8,178,681	$—	$—	$—	$(836,464)	$1,296,153	$8,638,370
26

Altegris Macro Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

The difference between book basis and tax basis accumulated net realized loss and unrealized appreciation is primarily attributable to the mark-to-market on open future contracts and the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses of $836,464.

Permanent book and tax differences, primarily attributable to the adjustments for passive foreign investment corporations and adjustments related to the fund’s holding in AGMS Fund Ltd, resulted in reclassification for the year ended March 31, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(1,815,550)	$11,237,625	$(9,422,075)

7.	RECENT ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued ASU No. 2015-07, Fair Value Measurement: Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). The amendment removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The guidance is effective for fiscal years beginning after December 15, 2015 and for interim periods within those years and early adoption is permitted. The Fund did not early adopt this guidance as of year-end and is evaluating the impact of ASU 2015-07 on future reporting periods.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements, except as noted below:

As of March 31, 2015 and effective June 30, 2015, the Fund and AGMS Fund Limited have changed their fiscal year-end from March 31 to June 30, for operational efficiencies.

27

Deloitte & Touche LLP 695 Town Center Drive Suite 1200 Costa Mesa, CA 92626 USA Tel: +1 714 436 7100 Fax: +1 714 436 7200 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Altegris Macro Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Altegris Macro Strategy Fund (the “Fund”), including the consolidated portfolio of investments, as of March 31, 2015, and the related consolidated statements of operations, consolidated changes in net assets, and consolidated financial highlights for the year then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit. The consolidated statement of changes in net assets of the Fund for the year ended March 31, 2014, and the consolidated financial highlights for each of the three years in the period then ended were audited by other auditors whose report, dated May 28, 2014, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Altegris Macro Strategy Fund as of March 31, 2015, the results of its consolidated operations, consolidated changes in its net assets, and consolidated financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

May 28, 2015

Member of Deloitte Touche Tohmatsu Limited
28

Altegris Macro Strategy Fund
EXPENSE EXAMPLES (Unaudited)
March 31, 2015

As a shareholder of the Altegris Macro Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Altegris Macro Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning October 1, 2014 and ending March 31, 2015.

Table 1. Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Table 2. Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Altegris Macro Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending Account	Expenses Paid During
Actual	Expense	Account Value	Value	Period *
Expenses	Ratio	10/1/14	3/31/2015	10/1/14-3/31/15
Class A	1.94%	$1,000.00	$1,112.40	$10.22
Class C	2.69%	$1,000.00	$1,108.40	$14.14
Class I	1.69%	$1,000.00	$1,113.90	$8.91
Class N	1.94%	$1,000.00	$1,113.80	$10.22
Table 2
	Annualized	Beginning	Ending Account	Expenses Paid During
Hypothetical	Expense	Account Value	Value	Period *
(5% return before expenses)	Ratio	10/1/14	3/31/2015	10/1/14-3/31/15
Class A	1.94%	$1,000.00	$1,015.26	$9.75
Class C	2.69%	$1,000.00	$1,011.52	$13.49
Class I	1.69%	$1,000.00	$1,016.50	$8.50
Class N	1.94%	$1,000.00	$1,015.26	$9.75

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).
29

Altegris Macro Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2015

Altegris Macro Strategy Fund* (Sub-Adviser- Phase Capital LP)

In connection with the regular meeting held on November 11 & 12, 2014 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment Sub-advisory agreement between Altegris Advisors, LLC (the “Adviser”) and Phase Capital LP (“Sub-Adviser”) and the Trust, with respect to Altegris Macro Strategy Fund (the “Fund”) (the “Sub-Advisory Agreement”). In considering the approval of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Board noted that the Sub-Adviser was established in 2008 managing approximately $122 million in assets. The Board reviewed the background information of the investment personnel responsible for sub-advising the Fund and acknowledged their academic credentials and financial industry experience. The Board noted that such individuals have applied mathematics and research to build algorithmic trading platforms for some highly regarded financial institutions. The Board acknowledged that the Sub-Adviser’s investment team has over 50 years of combined research, portfolio management and trading experience and will be responsible for portfolio management decisions. The Board reviewed the Sub-Adviser’s investment process observing that the Sub-Adviser applies research and analysis within a process that utilizes a systematic and quantitative investment program. Acknowledging that while not all strategy risks can be eliminated, the Sub-Adviser demonstrated to the Board that it has a strong risk management culture with mitigating processes applied to key risks such as economic and market risk, by utilizing proprietary risk models to measure risk associated with each asset class. The Board reviewed the Sub-Adviser’s practice for monitoring compliance with the client’s investment limitations, observing that the Sub-Adviser uses a proprietary portfolio management system to generate pre-trade and post-trade reports, and additional reporting focused on monitoring that the Fund’s exposure and leverage are within tolerance limits. The Board reviewed the Sub-Adviser’s best execution practices and noted that its approach takes into consideration the various methods used by broker-dealers for ensuring quality service is obtained and that commission rates charged are reasonable. The Board noted that the Sub-Adviser reported no material litigation or compliance issues during the past 36 months. The Board acknowledged that the Sub-Adviser has an investment team of highly skilled individuals possessing strong hedge fund experience that could benefit the Fund. The Board concluded that the Sub-Adviser has the potential to provide high quality service that will benefit the Fund and its shareholders.

Performance. The Trustees reviewed the historical performance of the Sub-Adviser, noting that the Sub-Adviser used an algorithmic-based strategy. They noted that the Sub-Adviser’s other accounts employing a strategy similar to that anticipated for the Fund had substantially outperformed the benchmark during the 1-year period and since inception. The Trustees expressed some concern with the limited performance information available with respect

30

Altegris Macro Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2015

to the Sub-Adviser, but concluded that the Sub-Adviser’s historical performance was sufficient to move forward.

Fees and Expenses. The Trustees considered the proposed sub-advisory fee noting the breakpoints built into the fee. The Trustees noted the fee charged by the Sub-Adviser to a hedge fund client managed with a strategy similar to that anticipated for the Fund and to separate accounts managed with that strategy. After further discussion, the Trustees concluded that, based on comparative fees and the nature of the responsibilities delegated to the Sub-Adviser by the Adviser, and the Adviser’s incentive to negotiate a competitive Sub-Adviser fee, the proposed sub-advisory fee is reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense including the negotiated breakpoint for the Sub-Adviser fee. After discussion, it was the consensus of the Trustees that lack of breakpoints was acceptable.

Profitability. The Trustees considered the anticipated profits to be realized by the Sub-Adviser in connection with its relationship with the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services to be provided to the Fund. The Trustees noted that the Sub-Adviser estimates realizing a loss during the initial fiscal year, but noted that the Sub-Adviser anticipated earning profits as the amount of assets managed by the Sub-Adviser increased. The Trustees concluded that the anticipated level of profit for the initial term of the agreement was not unreasonable.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Altegris Macro Strategy Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.
31

Altegris Macro Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	97	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Valuation Committees)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 - 2011).	97	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Boards and Chairman of the Audit Committees)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	97	AdvisorOne Funds (2004 - 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007– February 2011), Global Real Estate Fund (2008 - 2011), The World Funds Trust (2010 - 2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000 - 2006); Chief Investment Officer (2000 - 2010).	97	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975 - 2011).	129	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012 - 2015); Former member of the AICPA Auditing Standards Board, AICPA (2008 - 2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005 - 2006).	129	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007 - 2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

3/31/15 – NLFT_v1

32

Altegris Macro Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	97	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 - 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-524-9441.

3/31/15 – NLFT_v1

33

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
34

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
35

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-524-9441 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR
Altegris Advisors, L.L.C
1200 Prospect Street, Suite 400
La Jolla, CA 92037

SUB – ADVISOR
J.P. Morgan Investment Management, Inc.
270 Park Avenue
New York, NY 10017

Phase Capital LP
200 Clarendon Street, 25th Floor
Boston, MA 02116

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

altegris

TRUSTED ALTERNATIVES.
INTELLIGENT INVESTING.

www.altegris.com/mutualfunds

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $30,000

(b)	Audit-Related Fees

2015 - None

(c)	Tax Fees

2015 - $8,250

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

(e) (1)     Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2015
Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $8,250

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 6/5/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 6/5/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer/Principal Financial Officer

Date 6/5/15